UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

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DYNACQ INTERNATIONAL, INC.

(Name of Registrant As Specified In Charter)

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NOTICE

OF

ACTION OF STOCKHOLDERS BY WRITTEN CONSENT

Dear Stockholder:

Notice is hereby given that we have received written consents in lieu of a meeting from stockholders representing a majority of our outstanding shares of common stock approving the reincorporation of Dynacq International, Inc., a Nevada corporation (“Dynacq-Nevada” or the “Company”) in Delaware by merger with and into its wholly-owned Delaware subsidiary, Dynacq Healthcare, Inc. (“Dynacq-Delaware”).

We Are Not Asking You for a Proxy and You are Requested Not To Send Us a Proxy.

As of the close of business on September 23, 2003, the record date for shares entitled to notice of and to sign written consents in connection with the reincorporation, there were 14,944,956 shares of our common stock outstanding. In connection with the reincorporation, each share of our common stock is entitled to one vote. Prior to the mailing of this Information Statement, certain of our officers and directors and their affiliates, who collectively hold a majority of our outstanding common stock, signed written consents approving the reincorporation. As a result, the reincorporation has been approved, and neither a meeting of our stockholders nor additional written consents are necessary. The reincorporation is intended to be effective at 12:01 a.m., Central Standard Time, on or about November 14, 2003. The reincorporation will result in the following:

•	the Company will be governed by the laws of the State of Delaware and by a new Certificate of Incorporation and new Bylaws prepared in accordance with Delaware law;

•	the Company’s corporate name will change from Dynacq International, Inc. to Dynacq Healthcare, Inc.;

•	the Company’s authorized capital stock will be decreased from 300,000,000 shares of common stock and 5,000,000 shares of preferred stock to 100,000,000 shares of common stock and 5,000,000 shares of preferred stock;

•	the persons currently serving as officers and directors of the Company will continue serve in their respective capacities after the reincorporation; and

•	Dynacq-Delaware will accede to all of the rights, privileges, immunities and powers of the Company; will acquire and possess all of the property of the Company whether real, personal or mixed; and will assume all of the debts, liabilities, obligations and duties of the Company.

The enclosed Information Statement is first being sent to stockholders on or about October 24, 2003. It is intended to provide certain information regarding the reincorporation to the stockholders who have not given their written consent to the foregoing actions.

Sincerely yours,

/s/ Chiu M. Chan

Chiu M. Chan Chief Executive Officer and President

2

INFORMATION STATEMENT

SUMMARY

The following is a summary of the reincorporation. You should carefully read the entire Information Statement, as well as its exhibits and the documents incorporated by reference in this Information Statement.

Transaction:	Reincorporation in Delaware.

Purpose:	To provide greater flexibility and simplicity in corporate transactions and to increase the marketability of our securities.

Record Date:	September 23, 2003.

Method:	Merger of Dynacq-Nevada with and into its wholly owned subsidiary, Dynacq-Delaware. See “Reincorporation in Delaware – Principal Features of the Reincorporation.”

Exchange Ratio:	One share of common stock of Dynacq-Delaware for each share of common stock of Dynacq-Nevada owned by you as of the effective time of the merger.

Effective Time:	We intend for the reincorporation to be effective at 12:01 a.m., Central Standard Time, on or about November 14, 2003.

QUESTIONS AND ANSWERS

The following questions and answers are intended to respond to frequently asked questions concerning the reincorporation of Dynacq-Nevada in Delaware. These questions do not, and are not intended to, address all the questions that may be important to you. You should carefully read the entire Information Statement, as well as its exhibits and the documents incorporated by reference in this Information Statement.

Q:	Why is Dynacq-Nevada reincorporating in Delaware?

A:	Delaware has adopted a General Corporation Law that is generally recognized as one of the most comprehensive and progressive state corporate statutes. Therefore, we believe that the reincorporation in Delaware will give us more flexibility and simplicity in various corporate transactions. Also, the Delaware courts have provided extensive case law with respect to corporate matters, which will provide the Company greater predictability and reduce certain uncertainties and risks in conducting our business.

Q:	Why will the corporate name be changed to Dynacq Healthcare, Inc.?

A:	By changing our name, we believe we will better reflect our business plan of owning and operating healthcare facilities. We also believe this new name will improve our marketability from a financial and public relations standpoint.

Q:	Why isn’t Dynacq-Nevada holding a meeting of stockholders to approve the reincorporation?

A:	The Board of Directors has already approved the reincorporation and has received the written consent of officers and directors and their affiliates who represent a majority of our outstanding shares of common stock. Under Nevada law, this transaction may be approved by the written consent of a majority of the shares entitled to vote. Because we have already received written consents representing the necessary number of shares, a meeting is not necessary and represents a substantial and avoidable expense.

Q:	What are the principal features of the reincorporation?

A:	The reincorporation will be accomplished by a merger of Dynacq-Nevada with and into its wholly owned subsidiary, Dynacq-Delaware. One new share of the Dynacq-Delaware common stock will be issued for each share of Dynacq-Nevada common stock that is held by our stockholders at the effective time of the reincorporation. Following the reincorporation, the shares of Dynacq-Nevada will cease to trade on the Nasdaq National Market and the shares of Dynacq-Delaware will begin trading in their place, under the same trading symbol “DYII” and under CUSIP number 26779V 10 5.

Q:	How will the reincorporation affect my ownership of Dynacq-Nevada?

A:	After the reincorporation becomes effective, you will own the same percentage of Dynacq-Delaware that you owned of Dynacq-Nevada immediately prior to the reincorporation.

Q:	Why is the aggregate number of authorized shares of capital stock of the Company being reduced in connection with the reincorporation?

A:	A component in the calculation of the Delaware franchise tax is a corporation’s number of authorized shares of capital stock. Therefore, we have reduced the authorized shares to a number we believe will provide Dynacq-Delaware sufficient flexibility in raising additional capital, but will also minimize its franchise tax exposure.

Q:	How will the reincorporation affect the officers, directors and employees of Dynacq-Nevada?

A:	The officers, directors and employees of Dynacq-Nevada will become the officers, directors and employees of Dynacq-Delaware after the reincorporation.

Q:	How will the reincorporation affect the business of Dynacq-Nevada?

A:	Dynacq-Delaware will continue its business at the same locations and with the same assets. Dynacq-Nevada will cease to exist at the effective time of the reincorporation.

Q:	How do I exchange stock certificates of Dynacq-Nevada for stock certificates of Dynacq-Delaware?

A:	After the reincorporation, our transfer agent will send you the documents necessary to exchange your stock certificates.

Q:	What happens if I do not surrender my stock certificates of Dynacq-Nevada?

A:	Although we encourage you to surrender your stock certificates, you are not required to do so in order to continue to have the rights as a stockholder of Dynacq-Delaware.

Q:	What if I have lost my Dynacq-Nevada stock certificates?

A:	If you have lost your Dynacq-Nevada stock certificates, you should contact our transfer agent as soon as possible to have a new certificate issued. You may be required to post a bond or other security to reimburse us for any damages or costs if the certificate is later delivered for conversion. Our transfer agent may be reached at:

American Stock Transfer & Trust Company

59 Maiden Lane

New York, New York 10038

Telephone: (718) 921-8124 or (800) 937-5449

Facsimile: (718) 236-2641

Q:	Can I require the Company to purchase my stock as a result of the reincorporation?

A:	No. Under Nevada law, you are not entitled to dissenters’ rights or the purchase of your stock by the Company as a result of the reincorporation.

Q:	Who will pay the costs of reincorporation?

A:	The Company will pay all of the costs of the reincorporation, including printing and distributing this Information Statement and legal and accounting services. We may also pay brokerage firms and other custodians for their reasonable expenses for forwarding information materials to the beneficial owners of our common stock. We do not anticipate contracting for other services in connection with the reincorporation. Each stockholder must pay the costs of exchanging his or her stock certificates for new stock certificates.

Q:	Will I have to pay taxes as a result of the reincorporation?

A:	We believe that the reincorporation is not a taxable event and that you will be entitled to the same aggregate basis in the shares of Dynacq-Delaware that you had in your shares of Dynacq-Nevada. EVERYONE’S TAX SITUATION IS DIFFERENT, AND YOU SHOULD CONSULT WITH YOUR PERSONAL TAX ADVISOR REGARDING THE TAX EFFECTS OF THE REINCORPORATION.

STOCK OWNERSHIP

The following table sets forth information as of August 31, 2003, regarding the beneficial ownership of our common stock by (i) each person or group known by us to own more than 5% of the outstanding shares of our common stock, (ii) each director, the chief executive officer and each of the other executive officers of the Company, and (iii) all directors and executive officers as a group.

Unless otherwise noted, each person has sole voting and investment power over the shares indicated below, subject to applicable community property laws.

	Shares Beneficially Owned (2)
Name and Address (1)	Number of Shares		Percent of Class

Chiu M. Chan	8,860,914	(3)	57.6%

Philip S. Chan	437,744	(4)	2.8%

Stephen L. Huber	20,000	(5)	*

Earl R. Votaw	36,800		*

Ping S. Chu	195,024		1.3%

Sarah C. Garvin	104,000		*

James N. Baxter	2,000		*

Directors and Executive Officers as a group (7 persons)	9,656,482		62.7%

*	Less than 1%

(1)	The address for each named person is 4301 Vista Road, Pasadena, Texas 77504.

(2)	A beneficial owner of a security is any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares voting power, investment power or the power to dispose, or to direct the disposition of, such security. In computing an individual’s beneficial ownership, the number of shares issuable upon the exercise of stock options within 60 days of August 31, 2003, are deemed outstanding.

(3)	Includes 120,000 shares underlying options, which are exercisable within 60 days of August 31, 2003, 1,594,054 shares held by Mr. Chan’s spouse, 202,784 shares held by one of Mr. Chan’s sons, and 197,784 shares held by the other of Mr. Chan’s sons.

(4)	Includes 117,500 shares underlying options, which are exercisable within 60 days of August 31, 2003.

(5)	Consists of 20,000 shares underlying options, which are exercisable within 60 days of August 31, 2003.

REINCORPORATION IN DELAWARE

The following discussion summarizes certain aspects of the reincorporation of the Company in Delaware. This summary does not include all of the provisions of the Plan and Agreement of Merger between Dynacq-Nevada and Dynacq-Delaware, a copy of which is attached hereto as Exhibit A, the Certificate of Incorporation of Dynacq-Delaware (the “Delaware Certificate”), a copy of which is attached hereto as Exhibit B, or the Bylaws of Dynacq-Delaware (the “Delaware Bylaws”), a copy of which is attached hereto as Exhibit C. Copies of the Articles of Incorporation and the Bylaws of Dynacq-Nevada (the “Nevada Articles” and the “Nevada Bylaws,” respectively) are available for inspection at the principal office of the Company and copies will be sent to stockholders upon request.

Principal Reasons for Reincorporation.

We believe that the reincorporation will give us a greater measure of flexibility and simplicity in corporate governance than is available under Nevada law and will increase the marketability of our securities.

The Delaware General Corporation Law (the “DGCL”) is generally recognized as one of the most comprehensive and progressive state corporate statutes. Accordingly, to the extent the DGCL addresses matters of corporate concern more thoroughly than the corporate statutes of other states and is more reflective of current trends and developments in the business community, by reincorporating the Company in Delaware, the Company (through its successor, Dynacq-Delaware) will be better suited to take advantage of business opportunities as they arise and to provide for its ever-changing business needs. In addition, there exists in Delaware a substantial body of case law with respect to corporate matters, including the governance of the internal affairs of a corporation and its relationships and contacts with others. This has brought about greater predictability under Delaware law and has therefore reduced the uncertainties and risks commonly associated with resolving disputes of a corporate nature and structuring the internal affairs of a corporation and its relationships and contacts with others. As a result, many major corporations have initially incorporated in Delaware or have changed their corporate domiciles to Delaware in a manner similar to that which we are proposing. For these reasons, we believe that the Company’s business and affairs can be conducted to better advantage if the Company is able to operate under Delaware law. See “Comparison of Significant Provisions of the Corporation Laws of Delaware and Nevada.”

Principal Features of the Reincorporation.

The reincorporation will be effected by the merger of Dynacq-Nevada with and into Dynacq-Delaware. Dynacq-Delaware is currently a wholly-owned subsidiary of Dynacq-Nevada, incorporated under the DGCL for the sole purpose of effecting the reincorporation. The reincorporation will become effective at 12:01 a.m., Central Standard time, on November 14, 2003, or such later time as the required merger documents have been filed in, and accepted by, Delaware and Nevada (the “Effective Time”). Following the merger, Dynacq-Delaware will be the surviving corporation and will operate under the name “Dynacq Healthcare, Inc.”

At the Effective Time:

•	each outstanding share of Dynacq-Nevada common stock, par value $0.001 per share (the “Nevada Common Stock”), will be converted into one share of Dynacq-Delaware common stock, par value $0.001 per share (the “Delaware Common Stock”);

•	each outstanding share of Nevada Common Stock held by Dynacq-Nevada will be retired and canceled and will resume the status of authorized and unissued Delaware Common Stock;

•	each share of Nevada Common Stock will be cancelled and retired;

•	Dynacq-Nevada will cease to exist; and

•	Dynacq-Delaware will accede to all of the rights, privileges, immunities and powers of the Dynacq-Nevada; will acquire and possess all of the property of the Dynacq-Nevada whether real, personal or mixed; and will assume all of the debts, liabilities, obligations and duties of the Dynacq-Nevada.

After the Effective Time, the Company will be governed by the Delaware Certificate, the Delaware Bylaws and the DGCL, which include a number of provisions that are not present in the Nevada Articles, the Nevada Bylaws or the Nevada General Corporation Law. Accordingly, as described below, a number of significant changes in stockholders’ rights will be effected in connection with the reincorporation, some of which may be viewed as limiting the rights of stockholders. See “Comparison of Significant Provisions of the Corporation Laws of Delaware and Nevada.”

In particular, the Delaware Certificate includes a provision authorized by the DGCL that would limit the liability of directors to Dynacq-Delaware and its stockholders for breach of fiduciary duties. The Delaware Certificate will provide directors and officers with modern limited liability and indemnification rights authorized by the DGCL. The Board of Directors believes that these provisions will enhance its ability to attract and retain qualified directors and encourage them to continue to make entrepreneurial decisions on behalf of Dynacq-Delaware. Accordingly, implementation of these provisions has been included as part of the reincorporation.

We believe that the reincorporation will contribute to the long-term quality and stability of the Company’s corporate governance. We have concluded that the benefit to stockholders of improved corporate governance from the reincorporation outweighs any possible adverse effects on stockholders of reducing the exposure of directors to liability and broadening director indemnification rights.

Delaware imposes a franchise tax on corporations incorporated in Delaware. Nevada does not impose a franchise tax on corporations incorporated in Nevada. The Delaware franchise tax imposed on Dynacq-Delaware will be calculated under the “assumed par value capital method” under Delaware law. A component in this calculation is the number of authorized shares of capital stock of the corporation. Therefore, after the reincorporation, Dynacq-Delaware will have fewer authorized shares than Dynacq-Nevada, thus decreasing the franchise tax exposure. We anticipate that the initial Delaware franchise tax for Dynacq-Delaware will be less than $20,000 per year.

No federal or state regulatory requirements must be complied with and no approvals must be obtained in order to consummate the reincorporation.

After the Effective Time, the business operations of Dynacq-Delaware will continue as they are presently conducted by Dynacq-Nevada. The authorized capital stock of Dynacq-Delaware will consist of 100,000,000 shares of common stock, par value $0.001 per share, and 5,000,000 shares of preferred stock, stated value $0.01 value per share (the “Delaware Preferred Stock”). The Delaware Preferred Stock will be issuable in series by action of the Board of Directors. The Board of Directors will be authorized, without further action by the stockholders, to fix the designations, powers, preferences and other rights and the qualifications, limitations or restrictions of the unissued Delaware Preferred Stock, including shares of Delaware Preferred Stock having preferences and other terms that might discourage takeover attempts by third parties.

The members of the Board of Directors of Dynacq-Delaware will be the same persons presently serving on the Board of Directors of Dynacq-Nevada. The individuals who will serve as executive officers of Dynacq-Delaware will be the same persons who currently serve as executive officers of Dynacq-Nevada. Such persons and their respective positions are set forth below under the caption “Officers and Directors.”

Pursuant to the terms of the Plan and Agreement of Merger, the merger may be abandoned by the Board of Directors of Dynacq-Nevada and Dynacq-Delaware at any time prior to the Effective Time. In addition, the Board of Directors of Dynacq-Nevada may amend the Plan and Agreement of Merger at any time prior to the Effective Time, but no amendment may, without approval by a majority of shares of Nevada Common Stock, change the consideration to be received in exchange for the Nevada Common Stock, change any term of the Delaware Certificate, or change any of the terms and conditions of the Plan and Agreement of Merger if such change would adversely affect the holders of Nevada Common Stock.

The holders of Nevada Common Stock will not have the statutory right to dissent to the reincorporation, receive an appraisal of their shares or require the Company to purchase their shares. The Nevada statute governing dissenters’ rights provides that such rights do not apply to mergers under certain circumstances. In particular, dissenters’ rights are not available to holders of a class of stock traded on the Nasdaq National Market System, if such holders will receive for their shares only ownership interests of the surviving entity. Both of these requirements will be satisfied for the merger of Dynacq-Nevada into Dynacq-Delaware.

After the Effective Time, and upon surrender for cancellation of a stock certificate representing Nevada Common Stock (a “Nevada Certificate”), the holder of such stock certificate will be entitled to receive a stock certificate for Delaware Common Stock (a “Delaware Certificate”). The Delaware Certificate will represent that number of shares of Delaware Common Stock into which the Nevada Common Stock represented by the surrendered Nevada Certificate have been converted in the merger, and the surrendered Nevada Certificate will be cancelled.

Although we encourage you to exchange your Nevada Certificates for Delaware Certificates, holders of Nevada Common Stock are not required to do so. Dividends and other distributions declared after the Effective Time with respect to Delaware Common Stock and payable to holders of record thereof after the Effective Time will be paid to the holder of any unsurrendered Nevada Certificate with respect to the shares of Delaware Common Stock which by virtue of the merger are represented by such Nevada Certificate. Such holder of an unsurrendered Nevada Certificate will also be entitled to exercise all voting and other rights as a holder of Delaware Common Stock.

Capitalization.

The authorized capital of Dynacq-Nevada, on the record date, consisted of 300,000,000 shares of Common Stock, par value $0.001 per share, and 5,000,000 shares of Preferred Stock, par value $0.01 per share. As of August 31, 2003, approximately 14,944,956 shares of Nevada Common Stock and no shares of Preferred Stock were outstanding. The authorized capital of Dynacq-Delaware, which will be the authorized capital of the Company after the reincorporation, consists of 100,000,000 shares of Common Stock, par value $0.001 per share, and 5,000,000 shares of Preferred Stock, stated value $0.01 per share. After the Effective Time, Dynacq-Delaware will have outstanding approximately 14,944,956 shares of Common Stock and no shares of Preferred Stock. 2,500,000 shares of Common Stock will be reserved for issuance under the Company’s stock option plans. Therefore, at the Effective Time, the Company will have approximately 82,555,044 shares of Common Stock and 5,000,000 shares of Preferred Stock available for issuance. The reincorporation will not affect total stockholder equity or total capitalization of the Company.

The Board of Directors may in the future authorize, without further stockholder approval, the issuance of such available shares to such persons and for such consideration upon such terms as the Board of Directors determines. Such issuance could result in significant dilution of the voting power and, possibly, the stockholders’ equity, of then-existing stockholders. There are no present plans, understandings or agreements that will involve the issuance of any Delaware Preferred Stock. However, the Board of Directors believes it prudent to have shares of Delaware Preferred Stock available for such corporate purposes as the Board of Directors may from time to time deem necessary and advisable including, without limitation, acquisitions, the raising of additional capital and assurance of flexibility of action in the future.

The issuance of additional authorized Delaware Common Stock or Delaware Preferred Stock may have the effect of deterring or preventing persons seeking to take control of Dynacq-Delaware through a tender offer, proxy contest or otherwise or from causing removal of incumbent management or a corporate transaction such as a merger. For example, the issuance of Delaware Common Stock or Delaware Preferred Stock could be used to deter or prevent such a change of control through dilution of stock ownership of persons seeking to take control or by rendering a transaction proposed by such persons more difficult.

Significant Changes in the Company’s Charter and Bylaws to be implemented by the Reincorporation.

Corporate Name. The Company’s name will be changed to “Dynacq Healthcare, Inc.”

Limitation of Liability. The Delaware Certificate contains a provision limiting or eliminating, with certain exceptions, the liability of directors to Dynacq-Delaware and its stockholders for monetary damages for breach of their fiduciary duties. The Board of Directors believes that such provision will better enable Dynacq-Delaware to attract and retain as directors effective individuals with the experience and background required to direct Dynacq-Delaware’s business and affairs.

Directors have been subject to substantial monetary damage awards in recent years. Traditionally, courts have not held directors to be insurers against losses a corporation may suffer as a consequence of directors’ good faith exercise of business judgment, even if, in retrospect, the directors’ decision was an unfortunate one. In the past, directors have had broad discretion to make decisions on behalf of the corporation under the “business judgment rule.” This rule offers protection to directors who, after reasonable investigation and deliberation, adopt a course of action that they reasonably and in good faith believe will benefit the corporation, but which ultimately proves to be disadvantageous. Under those circumstances, courts have typically been reluctant to subject directors’ business judgments to further scrutiny. Some recent court cases have, however, imposed significant personal liability on directors for failure to exercise an informed business judgment with the result that the potential exposure of directors to monetary damages has increased. Consequently, legal proceedings against directors relating to decisions made by directors on behalf of corporations have significantly increased in number, cost of defense and level of damages claimed. Whether or not such an action is meritorious, the cost of defense can be well beyond the personal resources of a director.

The Delaware General Assembly considered such developments a threat to the quality and stability of the governance of Delaware corporations because of the unwillingness of directors, in many instances, to serve without adequate protection and because of the deterrent effect on entrepreneurial decision-making by directors who serve without such protection. In response, the Delaware General Assembly has adopted provisions of the DGCL which permit a corporation to include in its charter a provision to limit or eliminate, with certain exceptions, the personal liability of directors to a corporation and its stockholders for monetary damages for breach of their fiduciary duties. Nevada corporate law does not provide for the inclusion of similar charter provisions limiting a director’s liability.

The Board of Directors believes that the limitation on directors’ liability permitted under Delaware law will assist Dynacq-Delaware in attracting and retaining qualified directors by limiting directors’ exposure to liability. The reincorporation proposal will implement this limitation on liability of the directors of Dynacq-Delaware, as Article VI of the Delaware Certificate provides that to the fullest extent that the DGCL now or hereafter permits the limitation or elimination of the liability of directors, no director will be liable to Dynacq-Delaware or its stockholders for monetary damages for breach of fiduciary duty. Under this provision, Dynacq-Delaware’s directors will not be liable for monetary damages for acts or omissions occurring after the Effective Time of the reincorporation, even if they should fail to satisfy their duty of care (which requires directors to exercise informed business judgment in discharging their duties) through negligence or gross negligence. Article VI of the Delaware Certificate would not limit or eliminate any liability of directors for acts or omissions occurring prior to the Effective Time. As provided under Delaware law, Article VI cannot eliminate or limit the liability of directors for:

•	breaches of their duty of loyalty to Dynacq-Delaware;

•	acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law;

•	paying a dividend or effecting a stock repurchase or redemption which is illegal under the DGCL; or

•	transactions from which a director derived an improper personal benefit.

Further, Article VI would not affect the availability of equitable remedies, such as an action to enjoin or rescind a transaction involving a breach of a director’s duty of care. Article VI pertains to breaches of duty by directors acting as directors and not to breaches of duty by directors acting as officers (even if the individual in question is also a director). In addition, Article VI would not affect a director’s liability to third parties or under the federal securities laws.

Article VI is worded to incorporate any future statutory revisions limiting directors’ liability. It provides, however, that no repeal or modification of such Article by the stockholders may adversely affect a director with respect to acts or omissions occurring prior to such repeal or modification.

The Board of Directors recognizes that Article VI may reduce the likelihood of derivative litigation against directors, and may discourage or deter stockholders from instituting litigation against directors for breach of their fiduciary duties, even though such an action, if successful, might benefit Dynacq-Delaware and its stockholders. However, given the difficult environment and potential for incurring liabilities currently facing directors of publicly-held corporations, the Board of Directors believes that Article VI is in the best interests of Dynacq-Delaware and its stockholders, because it should enhance our ability to retain highly qualified directors and reduce a possible deterrent to entrepreneurial decision-making. In addition, the Board of Directors believes that Article VI may have a favorable impact over the long term on the availability, cost, amount and scope of coverage of directors’ liability insurance, should the Company desire to acquire such insurance for the protection of directors.

Article VI may be viewed as limiting the rights of stockholders, and the broad scope of the indemnification provisions of the Delaware Certificate could result in increased expense to Dynacq-Delaware. The Board of Directors believes, however, that these provisions will provide a better balancing of the legal obligations of, and protections for, directors and will contribute to the quality and stability of our corporate governance. The Board of Directors has concluded that the benefit to stockholders of improved corporate governance outweighs any possible adverse effects on stockholders of reducing the exposure of directors to liability and broadening indemnification rights. Because Article VI addresses the potential liability of directors, the members of the Board of Directors may be deemed to have a personal interest in effecting the reincorporation.

Indemnification. The DGCL authorizes broad indemnification rights which corporations may provide to their directors, officers, employees and other corporate agents. The Nevada General Corporation Law also contains broad indemnification provisions. The Delaware Certificate reflects the provisions of Delaware law, as it may be amended, and, as discussed below, provides broad rights to indemnification.

In recent years, investigations, actions, suits and proceedings, including actions, suits and proceedings by or in the right of a corporation to procure a judgment in its favor, seeking to impose liability on, or involving as witnesses, directors and officers of publicly-held corporations have become increasingly common. Such proceedings are typically very expensive, whatever their eventual outcome. In view of the costs and uncertainties of litigation in general, it is often prudent to settle proceedings in which claims against a director or officer are made. Settlement amounts, even if immaterial to the corporation involved and minor compared to the enormous amounts frequently claimed, often exceed the financial resources of most individual defendants. Even in proceedings in which a director or officer is not named as a defendant, he may incur substantial expenses and attorneys’ fees if he is called as a witness or otherwise becomes involved in the proceeding. As a result, an individual may conclude that the potential exposure to the costs and risks of proceedings in which he or she may become involved may exceed any benefit to such person from serving as a director or officer of a public corporation. This is particularly true for directors who are not also officers of the corporation.

The broad scope of indemnification now available under Delaware law will permit Dynacq-Delaware to continue to offer its directors and officers greater protection against these risks. The Board of Directors believes that such protection is reasonable and desirable in order to enhance Dynacq-Delaware’s ability to attract and retain qualified directors as well as to encourage directors to continue to make good faith decisions on behalf of Dynacq-Delaware with regard to the best interests of Dynacq-Delaware and its stockholders.

The Delaware Certificate, unlike the Nevada Articles, requires indemnification of Dynacq-Delaware’s directors and officers to the fullest extent permitted under applicable law, with respect to expenses (including attorneys’ fees), judgments, fines, penalties and amounts paid in settlement, actually and reasonably incurred by any person in connection with any actual or threatened proceeding by reason of the fact that such person is or was a director or officer of Dynacq-Delaware or is or was serving at the request of Dynacq-Delaware as a director or officer of another entity, employee benefit plan or other enterprise. The right to indemnification includes the right to receive payment of expenses in advance of the final disposition of such proceeding. However, if the DGCL requires the payment of such expenses in advance of the final disposition of a proceeding, payment shall be made only if such person undertakes to repay Dynacq-Delaware if it is ultimately determined that he or she was not entitled to indemnification. Directors and officers will not be indemnified for expenses or liabilities incurred in connection with proceedings brought against such persons otherwise than in the capacities in which they serve Dynacq-Delaware. Under the DGCL and the Delaware Bylaws, Dynacq-Delaware may provide the same indemnification to its employees and agents as it provides to its directors and officers.

The Delaware Certificate specifies that the right to indemnification is a contract right and is not exclusive of any other rights to which persons seeking indemnification may otherwise be entitled under any law, agreement or otherwise. The Delaware Certificate also provides that a person seeking indemnification from Dynacq-Delaware may bring suit against Dynacq-Delaware to recover amounts to which he or she is entitled if such person has filed a written claim and Dynacq-Delaware has failed to pay such claim within 45 days of receipt. In addition, the Delaware Certificate and Delaware Bylaws authorize Dynacq-Delaware to purchase and maintain indemnity insurance, if it so chooses to guard against future expense.

The Delaware Certificate provides for payment of all expenses incurred, including those incurred to defend against a threatened proceeding. Additionally, the Delaware Certificate provides that the right to indemnification will continue after a person has ceased to be a director or officer. The Delaware Certificate also provides that any director or officer who is, by reason of such a position, a witness in any proceeding, shall be indemnified for all expenses incurred in connection with such proceeding.

The Nevada Bylaws provide for indemnification of directors, officers, employees and agents to the full extent provided by the applicable Nevada indemnification statute. Under both Delaware law and Nevada law, rights to indemnification need not be limited to those provided by statute. As a result, under Delaware law and the Delaware Certificate, Dynacq-Delaware will be permitted to indemnify its directors and officers, within the limits established by law and public policy, pursuant to an express contract, a bylaw provision, a stockholder vote or otherwise, any or all of which could provide indemnification rights broader than those currently available under the Nevada Articles and Nevada Bylaws or expressly provided for under Nevada or Delaware law.

Insofar as the Delaware Certificate provides indemnification to directors or officers for liabilities arising under the Securities Act of 1933, it is the position of the Securities and Exchange Commission that such indemnification would be against public policy as expressed in such statute and, therefore, unenforceable.

The Board of Directors recognizes that Dynacq-Delaware may in the future be obligated to incur substantial expense as a result of the indemnification rights conferred under the Delaware Certificate, which are intended to be as broad as possible under applicable law. Because directors of Dynacq-Delaware may personally benefit from the indemnification provisions of Dynacq-Delaware, the members of the Board of Directors may be deemed to have a personal interest in effecting of the reincorporation.

Comparison of Significant Provisions of the Corporation Laws of Delaware and Nevada.

After the Effective Time, the stockholders of Dynacq-Nevada, whose rights currently are governed by Nevada law and the Nevada Articles and Nevada Bylaws, will become stockholders of Dynacq-Delaware, and their rights as stockholders will then be governed by Delaware law and the Delaware Certificate and Delaware Bylaws.

Although the corporate statutes of Nevada and Delaware are similar, certain differences exist. The most significant differences, in the judgment of the management of Dynacq-Nevada, are summarized below. This summary is not intended to be complete, and stockholders should refer to the Nevada General Corporation Law and the Delaware General Corporation Law to understand how these laws apply to Dynacq-Nevada and Dynacq-Delaware.

Special Meetings of Stockholders. Nevada law provides that, unless otherwise set forth in the articles of incorporation or bylaws, the Board of Directors, any two directors or the President may call a special meeting of stockholders. The Nevada Bylaws provide that special meetings may be called by the President or the Board of Directors, and must be called by the President at the written request of holders of at least 51% of the outstanding shares of stock. Delaware law permits special meetings of stockholders to be called by the Board of Directors or by any other person authorized in the certificate of incorporation or bylaws to call a special meeting. The Delaware Bylaws provide that the Board of Directors may call a special meeting of the stockholders, but do not provide that the stockholders may act to call a special meeting.

Actions by Written Consent of Stockholders. Nevada law and Delaware law each provide that, unless the articles/certificate of incorporation provide otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting consents to the action in writing. In addition, Delaware law requires the corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders who did not consent in writing. Neither the Nevada Articles nor the Delaware Certificate limit stockholder action by written consent.

Removal of Directors. Under Nevada law and the Nevada Bylaws, directors of a corporation may be removed from office by the holders of not less than two-thirds of the voting power of the corporation’s issued and outstanding stock. Nevada law does not distinguish between removal of directors with and without cause. Under Delaware law and the Delaware Bylaws, directors of a corporation may be removed from office, with or without cause, by the holders of a majority of shares then entitled to vote at an election of directors.

Vacancies in Directors. Under Delaware law, subject to the rights, if any, of any series of preferred stock to elect directors and to fill vacancies on the Board of Directors, vacancies on the Board of Directors may be filled by the vote of a majority of the remaining directors then in office, even if less than a quorum. Similarly, Nevada law provides that vacancies may be filled by the remaining directors. The Nevada Bylaws and the Delaware Bylaws also both provide that vacancies on the Board of Directors may be filled by vote of the stockholders. The reincorporation will not alter stockholders’ rights with respect to filling director vacancies.

Cumulative Voting. Cumulative voting for directors entitles stockholders to cast a number of votes that is equal to the number of voting shares held multiplied by the number of directors to be elected. Stockholders may cast all such votes either for one nominee or distribute such votes among up to as many candidates as there are positions to be filled. Cumulative voting may enable a minority stockholder or group of stockholders to elect at least one representative to the board of directors where such stockholders would not otherwise be able to elect any directors.

Nevada law permits cumulative voting in the election of directors, if the articles of incorporation provide for cumulative voting and certain procedures for the exercise of cumulative voting are followed. Delaware law also permits cumulative voting if provided for in the certificate of incorporation. The Nevada Articles and the Delaware Certificate both expressly deny the right of cumulative voting in the election of directors. Because neither Dynacq-Nevada nor Dynacq-Delaware utilizes cumulative voting, there will be no difference in stockholders’ rights with respect to this issue.

Indemnification of Officers and Directors and Advancement of Expenses. Delaware and Nevada have substantially similar provisions regarding indemnification by a corporation of its officers, directors, employees and agents. Delaware law and Nevada law differ in their provisions for advancement of expenses incurred by an officer or director in defending a civil or criminal action, suit or proceeding. Delaware law provides that expenses incurred by an officer or director in defending any proceeding may be paid by the corporation in advance of the final disposition of the proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. A Delaware corporation has the discretion to decide whether or not to advance expenses, unless its certificate of incorporation or bylaws provides for mandatory advancement. The Delaware Certificate provides for such mandatory advancement. Under Nevada law, the articles of incorporation, bylaws or an agreement made by the corporation may provide that the corporation must advance expenses prior to the final disposition of the proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. Thus, a Nevada corporation may have no discretion to decide whether or not to advance expenses to directors or officers. There will be no difference in stockholders’ rights with respect to this issue because the Nevada Bylaws and the Delaware Certificate each provide for the mandatory advancement of expenses of directors and officers. In addition, the Board of Directors of Dynacq-Delaware will be required to indemnify directors and officers. The Board of Directors of Dynacq-Delaware will retain the discretionary authority to authorize the indemnification of employees and agents, subject to certain conditions under Delaware law.

Limitation on Personal Liability of Directors. A Delaware corporation is permitted to adopt provisions in its certificate of incorporation limiting or eliminating the liability of a director to a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit. The Delaware Certificate will limit the liability of directors to Dynacq-Delaware to the fullest extent permitted by Delaware law.

While Nevada law has a similar provision permitting the adoption of provisions in the articles of incorporation limiting personal liability, the Nevada provision differs in two respects. First, the Nevada provision applies to both directors and officers. Second, while the Delaware provision does not allow limitation of liability for a breach of the duty of loyalty, the Nevada counterpart does not contain this exception. Thus, the Nevada provision expressly permits a corporation to limit the liability of officers, as well as directors, and permits limitation of liability arising from a breach of the duty of loyalty. However, the Nevada Articles do not limit the personal liability to Dynacq-Nevada of directors or officers.

Dividends. Delaware law is more restrictive than Nevada law with respect to when dividends may be paid. Under Delaware law, unless further restricted in the certificate of incorporation, a corporation may declare and pay dividends out of surplus, or if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year (provided that the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets). In addition, Delaware law provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.

Nevada law provides that no distribution (including dividends on, or redemption or repurchases of, shares of capital stock) may be made if, after giving effect to such distribution, the corporation would not be able to pay its debts as they become due in the usual course of business, or, except as specifically permitted by the articles of incorporation, the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a dissolution to satisfy the preferential rights of preferred stockholders.

Restrictions on Business Combinations. Both Delaware law and Nevada law contain provisions restricting the ability of a corporation to engage in business combinations with an interested stockholder. Under Delaware law, a corporation which is listed on a national securities exchange, included for quotation on the Nasdaq Stock Market or held of record by more than 2,000 stockholders, is not permitted to engage in a business combination with any interested stockholder for a three-year period following the time such stockholder became an interested stockholder, unless:

•	the transaction resulting in a person becoming an interested stockholder, or the business combination, is approved by the Board of Directors of the corporation before the person becomes an interested stockholder;

•	the interested stockholder acquires 85% or more of the outstanding voting stock of the corporation in the same transaction that makes it an interested stockholder (excluding shares owned by persons who are both officers and directors of the corporation, and shares held by certain employee stock plans); or

•	on or after the date the person becomes an interested stockholder, the business combination is approved by the corporation’s Board of Directors and by the holders of at least 66 2/3% of the corporation’s outstanding voting stock at an annual or special meeting (and not by written consent), excluding shares owned by the interested stockholder.

Delaware law defines “interested stockholder” generally as a person who owns 15% or more of the outstanding shares of a corporation’s voting stock.

Nevada law regulates business combinations more stringently. First, an “interested stockholder” is defined as a beneficial owner (directly or indirectly) of 10% or more of the voting power of the outstanding shares of the corporation. Second, the three-year moratorium can be lifted only by advance approval by a corporation’s Board of Directors. Finally, after the three-year period, a combination with an “interested stockholder” remains prohibited unless:

•	the combination is approved by the Board of Directors;

•	the combination is approved majority of the outstanding voting power not beneficially owned by the interested stockholder; or

•	the interested stockholder satisfies certain fair value requirements.

Both Delaware and Nevada corporations may opt-out of the statute with appropriate provisions in its certificate/articles of incorporation. Neither Dynacq-Nevada nor Dynacq-Delaware have opted out of the applicable statutes in the Nevada Articles or the Delaware Certificate.

Amendment to Certificate/Articles of Incorporation and Bylaws. In general, both Delaware law and Nevada law require the approval of the holders of a majority of all outstanding shares entitled to vote to approve proposed amendments to a corporation’s certificate/articles of incorporation. Both Delaware law and Nevada law also provide that in addition to the vote above, the vote of a majority of the outstanding shares of a class of stock may be required to amend the certificate/articles of incorporation. Neither state requires stockholder approval for the Board of Directors of a corporation to fix the rights, powers and preferences of a class of stock, if the corporation’s organizational documents grant such power to its Board of Directors. Both the Nevada Articles and Delaware Certificate grant this power to their respective Boards of Directors with respect to the preferred stock of Dynacq-Nevada and Dynacq-Delaware. The Nevada Bylaws provide that they may be amended by majority vote of the Board of Directors or by the vote of at least 51% of the capital stock of Dynacq-Nevada. The Delaware Bylaws provide that they may be amended by the vote of 66 2/3% of the total number of members of the Board of Directors or 66 2/3% of the outstanding shares of Delaware Common Stock.

Stockholder Vote for Mergers and Other Corporation Reorganizations. In general, both Delaware law and Nevada law require authorization by an absolute majority of outstanding shares entitled to vote, as well as approval by the Board of Directors, with respect to the terms of a merger or a sale of substantially all of the assets of the corporation. Delaware law does not require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if:

•	the merger agreement does not amend the existing certificate of incorporation;

•	each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; and

•	either none or a limited number of shares of common stock of the surviving corporation are issued under the plan of merger.

Nevada law does not require a stockholder vote of the surviving corporation in a merger under substantially similar circumstances.

Defenses Against Hostile Takeovers.

Introduction. While the following discussion summarizes the reasons for, and the operation and effects of, certain provisions of the Delaware Certificate and the Delaware Bylaws which management has identified as potentially having an anti-takeover effect, it is not intended to be a complete description of all potential anti-takeover effects, and it is qualified in its entirety by reference to the Delaware Certificate and the Delaware Bylaws.

In general, the anti-takeover provisions of the Delaware Certificate are designed to minimize susceptibility to sudden acquisitions of control which have not been negotiated with and approved by the Dynacq-Delaware Board of Directors. As a result, these provisions may tend to make it more difficult to remove the incumbent members of the Board of Directors. The provisions would not prohibit an acquisition of control of Dynacq-Delaware or a tender offer for all of Dynacq-Delaware’s capital stock. However, the provisions are designed to discourage any tender offer or other attempt to gain control of Dynacq-Delaware in a transaction that is not approved by the Board of Directors, by making it more difficult for a person or group to obtain control of Dynacq-Delaware in a short time and then impose its will on the remaining stockholders. However, to the extent these provisions successfully discourage the acquisition of control of Dynacq-Delaware or tender offers for all or part of Dynacq-Delaware’s capital stock without approval of the Board of Directors, they may have the effect of preventing an acquisition or tender offer which might be viewed by stockholders to be in their best interests.

Tender offers or other non-open market acquisitions of stock are usually made at prices above the prevailing market price of a company’s stock. In addition, acquisitions of stock by persons attempting to acquire control through market purchases may cause the market price of the stock to reach levels which are higher than would otherwise be the case. Anti-takeover provisions may discourage such purchases, particularly those of less than all of the Dynacq-

Delaware stock, and may thereby deprive stockholders of an opportunity to sell their stock at a temporarily inflated price. These provisions may therefore decrease the likelihood that a tender offer will be made, and, if made, will be successful. As a result, the provisions may adversely affect those stockholders who would desire to participate in a tender offer. These provisions may also serve to insulate incumbent management from change and to discourage not only sudden or hostile takeover attempts, but any attempts to acquire control which are not approved by the Board of Directors, whether or not stockholders deem such transactions to be in their best interests.

Authorized Shares of Capital Stock. The Delaware Certificate authorizes the issuance of up to 5,000,000 shares of “blank check” Preferred Stock. Shares of this Preferred Stock with voting rights could be issued and would then represent an additional class of stock required to approve any proposed acquisition. This Preferred Stock, together with authorized but unissued shares of Common Stock (the Certificate of Incorporation authorizes the issuance of up to 100,000,000 shares), could represent additional capital stock required to be purchased by an acquirer. Issuance of such additional shares may dilute the voting interest of Dynacq-Delaware’s stockholders. If the Board of Directors of Dynacq-Delaware issues an additional class of voting preferred stock to a person opposed to a proposed acquisition, such person might solely be able to prevent the acquisition.

Stockholder Meetings. The Delaware Bylaws provide that the date and time of each annual meeting of stockholders will be determined by the Board of Directors, and special meetings of stockholders may be called only upon a resolution of the Board of Directors. Although Dynacq-Delaware believes that these provisions will discourage stockholder attempts to disrupt the business of Dynacq-Delaware between annual meetings, they could also have the effect of deterring hostile takeovers by making it more difficult for a person to obtain immediate control of Dynacq-Delaware by gathering the stockholders to elect new directors or discuss a change in control or other matters.

No Cumulative Voting. Under Delaware law, there is no cumulative voting by stockholders for the election of the directors. The absence of cumulative voting rights effectively means that the holders of a majority of the stock voted at a stockholder meeting may, if they so choose, elect all directors of Dynacq-Delaware, thus precluding a small group of stockholders from controlling the election of one or more representatives to the Board of Directors.

Restriction of Maximum Number of Directors and Filling Vacancies on the Board of Directors. Delaware law requires that the Board of Directors of a corporation consist of one or more members and that the number of directors be set by the corporation’s bylaws, unless it is set by the corporation’s certificate of incorporation. The Delaware Certificate provides that there shall initially be five directors. The Delaware Bylaws provide that the number of directors will be determined from time to time by the Board of Directors, but the number of directors may not be less than one or more than nine. The power to determine the number of directors within these numerical limitations and the power to fill vacancies, whether occurring by reason of an increase in the number of directors or by resignation or removal, is vested in the Board of Directors. The overall effect of such provisions may be to prevent a person or entity from quickly acquiring control of Dynacq-Delaware, for example, through an increase in the number of the directors and election of nominees to fill the newly created vacancies, and thus makes it more likely that existing management will continue in office.

Stockholder Vote Required to Approve Business Combinations with Related Persons. Under Delaware law, business combinations generally, including mergers, consolidations and sales of substantially all of the assets must, subject to certain exceptions, be approved by the vote of the holders of a majority of the outstanding voting stock. One exception under Delaware law to the majority approval requirement applies to business combinations involving stockholders owning 15% or more of the outstanding voting stock of a corporation for fewer than three years. In order to obtain stockholder approval of a business combination with such a related person, the holders of two-thirds of the outstanding voting stock, excluding the stock owned by the 15% stockholder, must approve the transaction. Alternatively, the 15% stockholder must satisfy other requirements under Delaware law relating to (i) acquiring at least 85% of the voting stock in the transaction which resulted in such person’s becoming a 15% stockholder, or (ii) approval of the Board of Directors of such person’s acquisition of the stock prior to becoming a 15% stockholder. The supermajority stockholder vote requirements under Delaware law may have the effect of foreclosing mergers and other business combinations which the holders of a majority of the stock deem desirable and place the power to prevent such a transaction in the hands of a minority of the stockholders.

Officers and Directors.

After the Effective Time, the present executive officers and directors of Dynacq-Nevada will continue to be the executive officers and directors of Dynacq-Delaware. This will result in the following persons serving in the following capacities until the first annual meeting and until their respective successors are elected and qualified:

Name	Position

Chiu M. Chan	Director, President, Chief Executive Officer and Secretary

Philip S. Chan	Director, Vice President of Finance, Chief Financial Officer and Treasurer

Stephen L. Huber	Director

Earl R. Votaw	Director

Ping S. Chu	Director

Sarah C. Garvin	Executive Vice President and Chief Operating Officer

James N. Baxter	Executive Vice President

Federal Income Tax Consequences of the Reincorporation.

Counsel for the Company has advised us that for federal income tax purposes:

•	no gain or loss will be recognized by Dynacq-Nevada, Dynacq-Delaware or the stockholders of Dynacq-Nevada who receive Delaware Common Stock in exchange for their Nevada Common Stock in connection with the reincorporation;

•	the aggregate adjusted tax basis of Delaware Common Stock received by a stockholder of Dynacq-Nevada as a result of the reincorporation will be the same as the stockholder’s aggregate adjusted tax basis in the shares of Nevada Common Stock converted into such Delaware Common Stock; and

•	a stockholder who receives Delaware Common Stock pursuant to the reincorporation will include in his holding the holding period of his Nevada Common Stock.

State, local or foreign income tax consequences to stockholders may vary from the federal income tax consequences described above. YOU ARE URGED TO CONSULT YOUR OWN TAX ADVISOR AS TO THE CONSEQUENCES OF THE REINCORPORATION UNDER ALL APPLICABLE TAX LAWS.

MISCELLANEOUS

Dynacq-Nevada requests brokers, custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of Nevada Common Stock, and Dynacq-Nevada will reimburse such holders for their reasonable expenses in connection therewith. Additional copies of this Information Statement may be obtained at no charge from Dynacq-Nevada’s transfer agent, American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York 10038.

EXHIBIT INDEX

A.	PLAN AND AGREEMENT OF MERGER

B.	DELAWARE CERTIFICATE OF INCORPORATION

C.	DELAWARE BYLAWS

Exhibit A

PLAN AND AGREEMENT OF MERGER

THIS PLAN AND AGREEMENT OF MERGER (this “Agreement”), dated as of October 3, 2003, is made and entered into by and between DYNACQ HEALTHCARE, INC., a Delaware corporation (“Dynacq-Delaware”); and DYNACQ INTERNATIONAL, INC., a Nevada corporation (“Dynacq-Nevada”).

W I T N E S S E T H:

WHEREAS, Dynacq-Delaware is a corporation duly organized and existing under the laws of the State of Delaware, having been incorporated on September 19, 2003;

WHEREAS, Dynacq-Nevada is a corporation duly organized and existing under the laws of the State of Nevada, having been incorporated on June 27, 1989; and

WHEREAS, the Board of Directors and stockholders of Dynacq-Delaware and Dynacq-Nevada have approved this Agreement under which Dynacq-Nevada shall be merged with and into Dynacq-Delaware with Dynacq-Delaware being the surviving corporation (such merger being hereinafter referred to as the “Merger”).

NOW, THEREFORE, in consideration of the premises, the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that Dynacq-Nevada shall be merged with and into Dynacq-Delaware on the terms and conditions hereinafter set forth.

ARTICLE I

MERGER

Effective the later to occur of (i) 12:01 a.m. Central Standard time, on November 14, 2003, or (ii) the time the Articles of Merger are accepted for filing in Nevada and the Certificate of Merger is accepted for filing in Delaware (the “Effective Time”), Dynacq-Nevada shall be merged with and into Dynacq-Delaware in accordance with the Delaware General Corporation Law (“DGCL”) and the Nevada Revised Statutes (“NRS”), and the separate existence of Dynacq-Nevada shall cease and Dynacq-Delaware (hereinafter sometimes referred to as the “Surviving Corporation”) shall continue to exist under the name of Dynacq Healthcare, Inc. by virtue of, and shall be governed by, the laws of the State of Delaware. The address of the registered office of the Surviving Corporation in the State of Delaware will be 615 South Dupont Highway, City of Dover, County of Kent. The name of the Corporation’s registered agent at such address is Capitol Services, Inc.

ARTICLE II

CERTIFICATE OF INCORPORATION

OF THE SURVIVING CORPORATION

The Certificate of Incorporation of the Surviving Corporation shall be the Certificate of Incorporation of Dynacq-Delaware without change, as in effect immediately prior to the Effective Time, unless and until thereafter amended as provided by applicable law. A copy of the Certificate of Incorporation of Dynacq-Delaware is attached hereto as Exhibit A.

ARTICLE III

BYLAWS OF THE SURVIVING CORPORATION

The Bylaws of Dynacq-Delaware shall be the Bylaws of the Surviving Corporation as in effect immediately prior to the Effective Time without change, unless and until amended or repealed in accordance with applicable law.

ARTICLE IV

EFFECT OF MERGER ON STOCK

OF CONSTITUENT CORPORATIONS

4.01 At the Effective Time, each outstanding share of Nevada Common Stock, par value 1/10 cent ($0.001) per share (the “Nevada Common Stock”), shall be converted into one (1) share of common stock, par value 1/10 cent ($0.001) per share, of the Surviving Corporation (the “Delaware Common Stock”).

4.02 At and after the Effective Time, each share of Nevada Common Stock shall be cancelled and retired and, by virtue of the Merger and without further action, shall cease to exist.

4.03 At and after the Effective Time, all documentation which prior to that time evidenced and represented Nevada Common Stock shall be deemed for all purposes to evidence ownership of and to represent those shares of Delaware Common Stock into which the Nevada Common Stock represented by such documentation has been converted as herein provided and shall be so registered on the books and records of Dynacq-Delaware. The registered owner of any outstanding stock certificate evidencing Nevada Common Stock shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to Dynacq-Delaware or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of Delaware Common Stock evidenced by such outstanding certificate as above provided.

ARTICLE V

CORPORATE EXISTENCE, POWERS AND

LIABILITIES OF SURVIVING CORPORATION

5.01 On the Effective Time, the separate existence of Dynacq-Nevada shall cease and Dynacq-Nevada shall be merged with and into the Surviving Corporation in accordance with the provisions of this Agreement. Thereafter, the Surviving Corporation shall possess all of the rights, privileges, powers and franchises as well of a public as of a private nature, and shall be subject to all the restrictions, disabilities and duties of Dynacq-Nevada; and all rights, privileges, powers and franchises of Dynacq-Nevada, and all property, real, personal and mixed, and all debts due to each of them on whatever account, as well as stock subscriptions and all other things in action or belonging to Dynacq-Nevada, shall be vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter effectually the property of the Surviving Corporation as they were of Dynacq-Nevada, and the title to any real estate, whether by deed or otherwise, vested in Dynacq-Nevada shall not revert or be in any way impaired by reason of the Merger; but all rights of creditors and all liens upon any property of Dynacq-Nevada shall be preserved unimpaired, and all debts, liabilities and duties shall thenceforth attach to the Surviving Corporation and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by it.

5.02 Dynacq-Nevada agrees that it will execute and deliver (or cause to be executed and delivered) all such deeds, assignments and other instruments, and will take or cause to be taken such further or other action as the Surviving Corporation may deem necessary or desirable in order to vest in and confirm to the Surviving Corporation title to and possession of all the property, rights, privileges, immunities, powers, purposes and franchises, and all and every other interest, of Dynacq-Nevada and otherwise to carry out the intent and purposes of this Agreement.

ARTICLE VI

OFFICERS AND DIRECTORS

OF SURVIVING CORPORATION

At the Effective Time, the officers and directors of Dynacq-Nevada shall become the officers and directors of the Surviving Corporation, and such persons shall hold office in accordance with the Bylaws of the Surviving Corporation or until their respective successors shall have been appointed or elected and qualified.

ARTICLE VII

APPROVAL BY STOCKHOLDERS;

AMENDMENT; EFFECTIVE TIME

7.01 This Agreement and the Merger contemplated hereby are subject to approval by the requisite vote of the stockholders of Dynacq-Nevada in accordance with Nevada law. As promptly as practicable after approval of this Agreement by such stockholders in accordance with applicable law, duly authorized officers of Dynacq-Delaware and Dynacq-Nevada shall make and execute a Certificate of Merger and Articles of Merger or other applicable certificates or documentation effecting this Agreement and shall cause such document or documents to be filed with the Secretaries of State of Delaware and Nevada, respectively, in accordance with the applicable Delaware and Nevada law.

7.02 The respective Boards of Directors of Dynacq-Delaware and Dynacq-Nevada may amend this Agreement at any time prior to the Effective Time, provided that an amendment made subsequent to the approval of the Merger by the stockholders of Dynacq-Nevada shall not (1) alter or change the amount or kind of shares, securities, cash, property or rights to be received in exchange for or on conversion of all or any Nevada Common Stock; (2) alter or change any term of the Certificate of Incorporation of the Surviving Corporation; or (3) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of any Nevada Common Stock.

ARTICLE VIII

PAYMENT OF FEES AND FRANCHISE TAXES

The Surviving Corporation shall be responsible for the payment of all fees and franchise taxes of Dynacq-Nevada relating to or required to be paid in connection with the Merger.

ARTICLE IX

TERMINATION OF MERGER

This Agreement may be terminated and the Merger abandoned at any time prior to the Effective Time, whether before or after stockholder approval of this Agreement, by the consent of the Board of Directors of Dynacq-Delaware and the Board of Directors of Dynacq-Nevada.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers, all as of the day and year first above written.

DYNACQ HEALTHCARE, INC., a Delaware corporation

By:	/s/ Philip Chan
Name:	Philip Chan
Title:	Vice President

DYNACQ INTERNATIONAL, INC., a Nevada corporation

By:	/s/ Philip Chan
Name:	Philip Chan
Title:	Vice President

CERTIFICATE OF INCORPORATION

OF

DYNACQ HEALTHCARE, INC.

ARTICLE I.

CORPORATE NAME

The name of the corporation (which is hereinafter referred to as the “Corporation”) is Dynacq Healthcare, Inc.

ARTICLE II.

REGISTERED OFFICE AND AGENT

The address of the Corporation’s registered office in the State of Delaware is 615 South Dupont Highway, City of Dover, County of Kent. The name of its registered agent at such address is Capitol Services, Inc.

ARTICLE III.

CORPORATE PURPOSE

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

ARTICLE IV.

AUTHORIZED SHARES

The total number of shares of capital stock that the Corporation shall have the authority to issue is One Hundred Five million (105,000,000) shares consisting of One Hundred million (100,000,000) shares of common stock with a par value of $0.001 per share and Five million (5,000,000) shares of preferred stock having a stated value of $0.01 per share.

The Board of Directors is expressly authorized, subject to any limitations prescribed by law and the provisions of this Article IV, to provide for the issuance of the shares of preferred stock in series, and by filing a certificate pursuant to the applicable law of the State of Delaware, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof.

The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following:

A. the number of shares constituting that series and the distinctive designation of that series;

B. the dividend rate on the shares of that series, whether dividends shall be cumulative, and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series;

C. whether that series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

D. whether that series shall have conversion privileges, and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine;

E. whether or not the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

F. whether that series shall have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund;

G. the rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation, and the relative rights of priority, if any, of payment of shares of the Corporation, and the relative rights of priority, if any, of payment of shares of that series; and

H. any other relative rights, preferences and limitations of that series.

ARTICLE V.

BOARD OF DIRECTORS

A. (i) The Board of Directors of the Corporation shall initially consist of five (5) members and thereafter shall consist of the number of directors that, from time to time, shall be fixed by, or in the manner provided in the Bylaws of the Corporation. The names and addresses of the individuals who are to serve as the initial Board of Directors of the Corporation until the first annual meeting of the stockholders, or until their successors are duly elected and qualified are as follows:

NAME	ADDRESS

Chiu M. Chan	4301 Vista Road
Pasadena, Texas 77504

Philip S. Chan	4301 Vista Road
Pasadena, Texas 77504

Stephen L. Huber	4301 Vista Road
Pasadena, Texas 77504

Earl R. Votaw	4301 Vista Road
Pasadena, Texas 77504

Ping S. Chu	4301 Vista Road
Pasadena, Texas 77504

(ii) Elections of directors need not be done by written ballot unless the Bylaws of the Corporation shall otherwise provide.

(iii) The right to accumulate votes in the election of directors, and/or cumulative voting by any stockholder is hereby expressly denied.

B. The Board of Directors is expressly authorized to adopt, alter, amend or repeal the Bylaws of the Corporation. In addition to the powers and authority hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the General Corporation Law of the State of Delaware, this Certificate of Incorporation, and any Bylaws adopted by the stockholders; provided, however, that notwithstanding any provision in this Certificate of Incorporation to the contrary, the stockholders may not adopt, repeal or amend the Bylaws of the Corporation without the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the Corporation’s outstanding shares of common stock; and provided further, however, that no Bylaws hereafter adopted by the stockholders shall invalidate any prior act of the directors which would have been valid if such Bylaws had not been adopted.

ARTICLE VI.

DIRECTOR LIABILITY

A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent that such exemption from liability thereof is not permitted under the General Corporation Law of the State of Delaware as currently in effect or as the same is hereafter amended. Any repeal or modification of this Article VI by the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

ARTICLE VII.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

A. Indemnification - General. The Corporation shall indemnify, to the fullest extent permitted by law, any person who was or is a party or is threatened to be made a party to or is involved in any manner (including as witness) in any threatened, pending or completed action, suit or proceeding, whether civil or criminal, administrative or investigative and whether formal or informal or external or internal to the Corporation (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of any other Corporation, partnership, joint venture, trust or other enterprise, including service with respect to any employee benefit plan, whether the basis of such proceeding is alleged action in an official capacity as a director or officer or in any other capacity while holding the office of director or officer against expenses (including attorneys’ fees), judgments, fines, penalties and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolocontendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful. Notwithstanding the foregoing, except as provided in the following paragraph, the Corporation shall indemnify any such person in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation.

If a claim for indemnity under the preceeding paragraph is not paid in full by the Corporation within forty-five (45) days after a written claim has been received by the Corporation, the claimant may, at any time thereafter, bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense of any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has not met the standards of conduct which make it permissible under the General Corporation Law of the State of Delaware for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel or stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he has met the applicable standard of conduct set forth in the General Corporation Law of the State of Delaware, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel or stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

B. Derivative Actions. The Corporation shall indemnify, to the fullest extent permitted by law, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason or the fact that he is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, provided that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

C. Indemnification in Certain Cases. To the extent that a director or officer of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections A and B of this Article VII or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection therewith.

D. Procedure. Any indemnification under Sections A and B of this Article VII (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because he has met the applicable standard of conduct set forth in such Sections A and B. Such determination may be made by any of the following: (i) the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (ii) if such a quorum is not obtainable, or, even if obtainable if a quorum of disinterested directors so directs, independent legal counsel in a written opinion, or (iii) the stockholders.

E. Advances for Expenses. Expenses (including attorneys’ fees) incurred by a director or officer of the Corporation in defending any civil, criminal, administrative or investigative action, suit or proceeding shall be paid by the Corporation in advance of the disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay such amount if it shall be ultimately determined that he is not entitled to be indemnified by the Corporation as authorized in this Article VII.

F. Rights Not Exclusive. The right to indemnification provided by, or granted pursuant to, this Article VII (including the right to advancement of expenses) shall be a contract right of each director and officer of the Corporation. The indemnification and advancement of expenses provided by, or granted pursuant to, the other Sections of this Article VII shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any law, Bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office.

G. Insurance. The Corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article VII.

H. Construction. For the purposes of this Article VII, (i) references to “the Corporation” include all constituent corporations absorbed in a consolidation or merger as well as the resulting or surviving corporation so that any person who is or was a director or officer, of such constituent corporation or is or was serving at the request of such constituent corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise shall stand in the same position under the provisions of this Article VII with respect to the resulting or surviving corporation as he would if he had served the resulting or surviving corporation in the same capacity; (ii) references to “other enterprises” shall include employee benefits plans; (iii) references to “fines” shall include any excise taxes assessed on a person with respect to any employee benefit plan; (iv) references to “serving at the request of the Corporation as an officer or director” shall include any service in an official capacity as a director or officer of the Corporation or in any other capacity while holding the office of director or officer of the Corporation which imposes duties on, or involves services by, such director or officer with respect to an employee benefit plan, its participants or beneficiaries; and (v) a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Corporation.”

I. Survival of Rights. The indemnification and advancement of expenses provided by, or granted pursuant to this Article VII shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

ARTICLE VIII.

AMENDMENT

The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute and by this Certificate of Incorporation, and all rights conferred upon stockholders herein are granted subject to this reservation.

ARTICLE IX.

ELECTION REGARDING SECTION 203

The Corporation expressly elects to be governed by Section 203 of the General Corporation Law of the State of Delaware regarding business combinations with interested stockholders.

ARTICLE X.

INCORPORATOR

The name and mailing address of the incorporator is William W. Meier, III, Hallett & Perrin, P.C., 2001 Bryan Street, Suite 3900, Dallas, Texas 75201. The powers of the incorporator shall terminate upon the filing of this Certificate of Incorporation with the Delaware Secretary of State.

The undersigned, being the incorporator named above, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, does make this certificate, hereby declaring and certifying that this is his act and deed and the facts herein stated are true, and accordingly has hereunto set his hand this 19th day of September, 2003.

/s/ William W. Meier, III

William W. Meier, III, Incorporator

BYLAWS

OF

DYNACQ HEALTHCARE, INC.

(A DELAWARE CORPORATION)

BYLAWS

OF

DYNACQ HEALTHCARE, INC.

ARTICLE I

OFFICES

1.01 Registered Office. The initial registered office of Dynacq Healthcare, Inc. (the “Corporation”) shall be located in the City of Dover, County of Kent, State of Delaware. The location of the registered office of the Corporation may be changed from time to time to such other city and county within the State of Delaware as the Board of Directors may authorize.

1.02 Other Offices. The Corporation may also have offices at such other places, both within and without the State of Delaware, as the Board of Directors may from time to time determine or as the business of the Corporation may require.

ARTICLE II

MEETINGS OF STOCKHOLDERS

2.01 Time and Place of Meetings. All meetings of the stockholders for the election of directors shall be held at such time and place, either within or without the State of Delaware, as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting. Meetings of stockholders for any other purpose may be held at such time and place, within or without the State of Delaware, as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

2.02 Annual Meeting. An annual meeting of stockholders shall be held at 10:00 a.m. on such date each year as is determined by the Board of Directors, as stated in the notice of meeting, at which meeting the stockholders shall elect by a plurality vote the number of directors as provided for herein and shall transact such other business as may properly be brought before the meeting.

2.03 Special Meetings. Special meetings of the stockholders for any purpose or purposes, unless otherwise prescribed by statute or by the Certificate of Incorporation, may be called at any time exclusively by the order of the Board of Directors or by the Chairman of the Board or the Chief Executive Officer pursuant to a resolution adopted by a majority of the members of the Board of Directors. Such written resolution shall state the purpose or purposes for which such meeting shall be called. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

2.04 Notice of Annual or of Special Meeting; Adjournment. Written or printed notice stating the place, day and hour of the meeting and, in case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered to each stockholder not less than ten (10) nor more than sixty (60) days before the date of the meeting, either personally or by mail, by or at the direction of the Chairman of the Board, the President or the Secretary to each stockholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail, addressed to the stockholder at his address as it appears on the stock transfer books of the Corporation, with postage thereon prepaid. When a meeting is adjourned to another time or place, it shall not be necessary to give any notice of the adjourned meeting if the time and the place to which the meeting is adjourned is announced at the meeting at which the adjournment is taken. At the adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed. If the adjournment is for more than thirty (30) days, or, if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each stockholder of record on the new record date entitled to notice under this Section 2.04. Attendance by a stockholder without objection to the notice, whether in person or by proxy, at a stockholders’ meeting shall constitute a waiver of notice of the meeting.

2.05 Business at Special Meeting. The business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice thereof.

2.06 Meetings by Means of Communications Equipment. Subject to the provisions requiring or permitting notice of meeting, unless otherwise restricted by the Certificate of Incorporation or these Bylaws, stockholders may participate in and hold any meeting of stockholders by means of telephone, video, electronic or Internet conference, or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in such meeting shall constitute presence in person at such meeting; provided, however, that participation by any person for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened shall not constitute presence in person.

2.07 Quorum of Stockholders. Except as otherwise provided by statute or the Certificate of Incorporation or these Bylaws, the holders of a majority of the shares entitled to vote represented (i) in person, (ii) by proxy executed in writing by the stockholder or by his duly authorized attorney-in-fact, or (iii) if authorized by the Board of Directors, by telephonic, video, electronic, Internet, or similar voting methods, shall constitute a quorum for the transaction of business at a meeting of stockholders. If, however, a quorum shall not be present or represented at any meeting of the stockholders, the stockholders so present or represented shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each stockholder of record on the new record date entitled to notice under Section 2.04.

2.08 Voting; Proxies. Except as otherwise provided in the Certificate of Incorporation, each stockholder entitled to vote at any meeting of the stockholders shall be entitled to one (1) vote for each share of stock which has the voting power in question held by him and registered in his name on the books of the Corporation on a date fixed pursuant to the provisions of Section 8.05 of these Bylaws as the record date for the determination of stockholders who shall be entitled to notice of and to vote at such meeting. Each stockholder having the right to vote shall be entitled to vote (i) in person, (ii) by proxy executed in writing by the stockholder or by his duly authorized attorney-in-fact, or (iii) if authorized by the Board of Directors, by telephonic, video, electronic, Internet, or similar voting methods. A proxy shall be deemed signed if the stockholder’s name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission, telefacsimile or otherwise). No proxy shall be voted or acted upon after three (3) years from its date, unless said proxy shall provide for a longer period. Each proxy shall be revocable unless expressly provided therein to be irrevocable and unless otherwise made irrevocable by law. At all meetings of the stockholders at which a quorum is present, all matters, except where other provision is made by law, the Certificate of Incorporation or these Bylaws, shall be decided by the vote of a majority of the votes cast by the stockholders present in person or by proxy and entitled to vote thereat, a quorum being present. Unless demanded by a stockholder of the Corporation present in person or by proxy at any meeting of the stockholders and entitled to vote thereat, or so directed by the chairman of the meeting, the vote thereat need not be by written ballot. Upon a demand of any such stockholder for a vote by written ballot on any question or at the direction of such chairman that a vote by written ballot be taken on any question, such vote shall be taken by written ballot. On a vote by written ballot, each ballot shall be signed by the stockholder voting, or by his proxy, if there be such proxy, and shall state the number of shares voted.

2.09 Voting List. It shall be the duty of the Secretary or other officer of the Corporation who shall have charge of its stock ledger, either directly or through another officer of the Corporation designated by him or through a transfer agent appointed by the Board of Directors, to prepare and make, not less than ten (10) days nor more than sixty (60) days before each annual or special meeting of stockholders, a complete list of the stockholders entitled to vote at such meeting or any adjournment thereof, arranged in alphabetical order, with the address of and number of shares held by each stockholder, which list, for a period of ten (10) days prior to such meeting, shall be kept on file at the registered office of the Corporation and shall be subject to inspection by any stockholder at any time during usual business hours. Such list shall also be produced and kept open at the time and place of the meeting and shall be subject to inspection of any stockholder during the whole time of the meeting. The original stock transfer books shall be prima facie evidence as to the stockholders entitled to examine such list or transfer books or to vote at any such meeting of stockholders.

2.10 Inspectors of Votes. At each meeting of the stockholders, the chairman of such meeting may appoint two (2) Inspectors of Votes to act thereat, unless the Board of Directors shall have theretofore made such appointments. Each Inspector of Votes so appointed shall first subscribe an oath or affirmation faithfully to execute the duties of an Inspector of Votes at such meeting with strict impartiality and according to the best of his ability. Such Inspectors of Votes, if any, shall take charge of the ballots, if any, at such meeting and, after the balloting thereat on any question, shall count the ballots cast thereon and shall make a report in writing to the secretary of such meeting of the results thereof. An Inspector of Votes need not be a stockholder of the Corporation, and any officer of the Corporation may be an Inspector of Votes on any question other than a vote for or against his election to any position with the Corporation or on any other question in which he may be directly interested.

2.11 Action by Written Consent Without a Meeting. Any action to be taken at a meeting of the stockholders required or permitted by law, the Certificate of Incorporation or these Bylaws may be taken without a meeting and without notice if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Such consent shall have the same force and effect as if the votes had been cast at a duly noticed, called and convened annual or special meeting of such stockholders. Prompt notice of the taking of any corporate action without a meeting by less than unanimous consent shall be given to all stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice.

ARTICLE III

BOARD OF DIRECTORS

3.01 Powers. The business and affairs of the Corporation shall be managed by its Board of Directors, which shall have and may exercise all such powers of the Corporation and do all such lawful acts and things as are not by law, the Certificate of Incorporation, or these Bylaws directed or required to be exercised or done by the stockholders.

3.02 Number of Directors. The number of directors which shall constitute the whole Board of Directors shall not be less than one (1) or more than nine (9). Within the limits above specified, the number of directors which shall constitute the whole Board of Directors shall be determined from time to time exclusively by the Board of Directors pursuant to a resolution adopted by at least a majority of the directors. Unless otherwise fixed by resolution of the Board of Directors, the number of directors shall be the number stated in the Certificate of Incorporation.

3.03 Election and Term. Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy and entitled to vote on the election of directors at any annual or special meeting of stockholders and each director elected shall hold office until the next succeeding annual meeting and until his successor is duly elected and qualified or until his earlier death, resignation or removal.

3.04 Vacancies. Subject to (i) the rights, if any, of the holders of any preferred stock series designated in accordance with the Certificate of Incorporation and the terms of any Certificate of Designation with respect to the election of additional directors and (ii) the minimum and maximum number of authorized directors, pursuant to the Certificate of Incorporation and these Bylaws, a vacancy occurring in the Board of Directors may be filled by plurality vote in an election at an annual or special meeting of the stockholders called for such purpose, or by the affirmative vote of a majority of the remaining directors, even though less than a quorum of the Board of Directors remains. A director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office. No decrease in the number of authorized directors constituting the entire Board of Directors shall shorten the term of any incumbent director.

3.05 Resignation and Removal. Any director may resign at any time upon giving written notice to the Corporation. Subject to (i) the rights, if any, of the holders of any preferred stock series designated in accordance with the Certificate of Incorporation and the terms of any Certificate of Designation with respect to the election of additional directors and (ii) the minimum and maximum number of authorized directors, at any meeting of stockholders called expressly for the purpose of removing a director or directors, any director or the entire Board of Directors may be removed, with or without cause, by the affirmative vote of the holders of at least a majority of the shares then entitled to vote at an election of directors. If the entire Board is removed, then the stockholders shall elect at least one (1) director pursuant to the Certificate of Incorporation and these Bylaws.

3.06 Compensation of Directors. As specifically prescribed from time to time by resolution of the Board of Directors, the directors of the Corporation may be paid their expenses of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board or a stated salary in their capacity as directors. This provision shall not preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may also be paid their expenses of attendance and fixed compensation for attending committee meetings.

ARTICLE IV

MEETINGS OF THE BOARD

4.01 First Meeting. The first meeting of each newly elected Board of Directors shall be held at such time and place either within or without the State of Delaware on the day of the annual meeting of stockholders after the adjournment thereof, and no notice of such meeting shall be necessary to the newly elected directors in order to legally constitute a meeting, provided a quorum shall be present, or the meeting may be convened at such place and time as shall be fixed by the consent in writing of all the directors. In the event such meeting is not held immediately following the annual meeting of stockholders, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the Board of Directors, or as shall be specified in a written waiver signed by all of the directors.

4.02 Regular Meetings. Regular meetings of the Board of Directors may be held with or without notice at such time and at such place either within or without the State of Delaware as from time to time shall be prescribed by the consent in writing of all the Board of Directors.

4.03 Special Meetings. Special meetings of the Board of Directors may be called by the Chairman of the Board of Directors, the Chief Executive Officer, the President or the Secretary, by providing notice to each director, either personally or by telephone or by mail, telegraph, telex, cable, wireless, electronic mail or other form of recorded communication, not less than twenty-four (24) hours nor more than thirty (30) days before the date of the meeting. Special meetings shall be called by the Chairman of the Board, the Chief Executive Officer, the President, or the Secretary in like manner and on like notice on the written request of at least two (2) directors. Notice of any such meeting need not be given to any director, however, if waived by him in writing or by telegraph, telex, cable, wireless, electronic mail or other form of recorded communication, or if he shall be present at such meeting.

4.04 Business at Regular or Special Meeting. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

4.05 Meetings by Means of Communications Equipment. Subject to the provisions requiring or permitting notice of a meeting, unless otherwise restricted by the Certificate of Incorporation or these Bylaws, members of the Board of Directors or members of any committee designated by such Board of Directors may participate in and hold a meeting of such directors by means of telephone, video, electronic or Internet conference, or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in such meeting shall constitute presence in person at such meeting; provided, however, that participation by any person for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened shall not constitute presence in person.

4.06 Quorum of Directors; Act of Directors. At all meetings of the Board of Directors, a majority of the Board of Directors at the time in office shall constitute a quorum for the transaction of business, and the act of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board of Directors, unless a greater number is required by law or the Certificate of Incorporation. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

4.07 Interested Directors and Officers.

A. No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association or other organization in which one or more of its directors or officers are directors or officers or have a financial interest shall be void or voidable solely for such reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because any such director’s or officer’s votes are counted for such purpose, if:

(1) the material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or

(2) the material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or

(3) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved, or ratified by the Board of Directors, a committee thereof, or the stockholders.

B. Interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

4.08 Action by Written Consent Without a Meeting. Any action required or permitted by law, the Certificate of Incorporation or these Bylaws to be taken at a meeting of the Board of Directors or any committee thereof may be taken without a meeting and without notice if (i) all members of the Board of Directors or the committee, as the case may be, consent thereto in writing, setting forth the action so taken; (ii) such written consent is signed by all members of the Board of Directors or committee, as the case may be; and (iii) the consent is filed with the minutes of the Board of Directors or the committee, as the case may be. Such consent shall have the same force and effect as the unanimous vote of the directors at any such meeting, had one been held.

ARTICLE V

COMMITTEES OF DIRECTORS

5.01 Executive Committee: How Constituted and Powers. The Board of Directors may in its discretion, by resolution passed by a majority of the whole Board of Directors, designate an Executive Committee consisting of one or more of the directors of the Corporation. Subject to the provisions of Section 141 of the General Corporation Law of the State of Delaware, the Certificate of Incorporation, or these Bylaws, the Executive Committee shall have and may exercise, when the Board of Directors is not in session, all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and shall have the power to authorize the seal of the Corporation to be affixed to all papers which may require it; but the Executive Committee shall not have the power to fill vacancies in the Board of Directors, the Executive Committee, or any other committee of directors or to elect or remove officers of the Corporation. The Executive Committee shall have the power and authority to authorize the issuance of capital stock and grant and authorize options and other rights with respect to such issuance. The Board of Directors shall have the power at any time, by resolution passed by a majority of the whole Board of Directors, to change the membership of the Executive Committee, to fill all vacancies in it, or to dissolve it, either with or without cause.

5.02 Executive Committee: Organization. The Chairman of the Executive Committee, to be selected by the Board of Directors, shall act as chairman at all meetings of the Executive Committee and the Secretary shall act as secretary thereof. In case of the absence from any meeting of the Executive Committee of the Chairman of the Executive Committee or the Secretary, the Executive Committee may appoint a chairman or secretary, as the case may be, of the meeting.

5.03 Executive Committee: Meetings. Regular meetings of the Executive Committee, of which no notice shall be necessary, may be held on such days and at such places, within or without the State of Delaware, as shall be fixed by resolution adopted by a majority of the Executive Committee and communicated in writing to all its members. Special meetings of the Executive Committee shall be held whenever called by the Chairman of the Executive Committee or a majority of the members of the Executive Committee then in office. Notice of each special meeting of the Executive Committee shall be given by mail, telegraph, telex, cable, wireless, electronic mail or other form of recorded communication or be delivered personally or by telephone to each member of the Executive Committee not less than twenty-four (24) hours nor more than thirty (30) days before the day on which such meeting is to be held. Notice of any such meeting need not be given to any member of the Executive Committee, however, if waived by him in writing or by telegraph, telex, cable, wireless, electronic mail or other form of recorded communication, or if he shall be present at such meeting; and any meeting of the Executive Committee shall be a legal meeting without any notice thereof having been given, if all the members of the Executive Committee shall be present thereat. Subject to the provisions of this Article V, the Executive Committee, by resolution adopted by a majority of the whole Executive Committee, shall fix its own rules of procedure.

5.04 Executive Committee: Quorum and Manner of Acting. A majority of the Executive Committee shall constitute a quorum for the transaction of business, and the act of a majority of those present at a meeting thereof at which a quorum is present shall be the act of the Executive Committee.

5.05 Other Committees. The Board of Directors may, by resolution or resolutions passed by a majority of the whole Board of Directors, designate one or more other committees consisting of one or more directors of the Corporation, which, to the extent provided in said resolution or resolutions, shall have and may exercise, subject to the provisions of Section 141 of the General Corporation Law of the State of Delaware, the Certificate of Incorporation, and these Bylaws, the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and shall have the power to authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have the power to fill vacancies in the Board of Directors, the Executive Committee, or any other committee or in their respective membership, to elect or remove officers of the Corporation, or to authorize the issuance of shares of the capital stock of the Corporation, except that such a committee may, to the extent provided in said resolutions, grant and authorize options and other rights with respect to the common stock of the Corporation pursuant to and in accordance with any plan approved by the whole Board of Directors. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the whole Board of Directors. A majority of all the members of any such committee may determine its action and fix the time and place of its meetings and specify what notice thereof, if any, shall be given, unless the Board of Directors shall otherwise provide. The Board of Directors shall have power at any time, by resolution passed by a majority of the whole Board of Directors, to change the membership of any such committee, to fill vacancies in it, or to dissolve any such committee, either with or without cause.

5.06 Alternate Members of Committees. The Board of Directors may designate one or more directors as alternate members of the Executive Committee or any other committee, who may replace any absent or disqualified member at any meeting of the committee, or if none be so appointed, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

5.07 Minutes of Committees. Each committee shall keep regular minutes of its meetings and proceedings and report the same to the Board of Directors at the next meeting thereof.

ARTICLE VI

OFFICERS

Subject to certain limitations contained elsewhere in these Bylaws, the Board of Directors of the Corporation shall have those powers enumerated below with respect to the officers of the Corporation.

6.01 Officers. The officers of the Corporation shall consist of a President and a Secretary, and may also include a Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, one or more Vice Presidents, a Treasurer, a Controller, a Chairman of the Board and such other offices as may be necessary, including assistant officers. Any Vice President of the Corporation may, by the addition of a number or a word or words before or after the title “Vice President,” be designated “Senior Executive,” “Executive,” “Senior,” “First,” “Second,” or “Assistant” Vice President, and may be designated with respect to his function or position with the Corporation. Each officer of the Corporation shall be elected by the Board of Directors as provided in Section 6.02 of these Bylaws. Any two or more offices may be held by the same person. The executive officers of the Corporation shall be the President, Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, one or more Vice Presidents designated by the Board of Directors, and the Chairman of the Board.

6.02 Election. At its first meeting after each annual meeting of stockholders, the Board of Directors shall elect a President and a Secretary, neither of whom need be a member of the Board. The Board also may elect one of its members as Chairman of the Board, and may elect such other officers as are provided in Section 6.01. All officers shall hold their offices for such terms and shall exercise such powers and perform such duties as are described in these Bylaws or as shall be determined from time to time by the Board of Directors.

6.03 Salaries. The salaries of all officers of the Corporation shall be fixed by resolution of the Board of Directors in accordance with these Bylaws.

6.04 Term, Removal and Vacancies. Each officer of the Corporation shall hold office until such officer’s successor is elected and qualified or until such officer’s earlier death, resignation or removal. Subject to any employment agreement between any officer and the Corporation, any officer may resign at any time upon giving notice to the Corporation, and the Board of Directors may, at any

time, remove any officer whenever in its judgment the best interests of the Corporation will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election as an officer shall not of itself create any contract right in the person so elected. Any vacancy occurring in any office of the Corporation as a result of such officer’s death, resignation, removal or otherwise shall be filled by the Board of Directors.

6.05 The Chairman of the Board. The Chairman of the Board of Directors, if any, shall preside at all meetings of stockholders, the Board of Directors and the Executive Committee, and shall have such other authority and perform such other duties as are prescribed by law, these Bylaws and the Board of Directors. The Board of Directors may designate the Chairman of the Board as the Chief Executive Officer of the Corporation, in which case he or she shall have such authority and perform such duties as are prescribed by these Bylaws and the Board of Directors for the office of Chief Executive Officer.

6.06 The Vice-Chairman of the Board. The Vice-Chairman of the Board, if any, shall have such authority and perform such other duties as are prescribed by these Bylaws and by the Board of Directors. In the absence or inability of the Chairman of the Board and of the President to act, the Vice-Chairman of the Board shall preside at the meetings of the stockholders, the Board of Directors and the Executive Committee, and shall have and exercise all of the powers and duties of the Chairman of the Board. The Board of Directors may designate the Vice-Chairman of the Board as Chief Executive Officer of the Corporation, in which case he or she shall have such authority and perform such duties as are prescribed by these Bylaws and the Board of Directors for the office of Chief Executive Officer.

6.07 The President. The President of the Corporation shall have such authority and perform such duties as are prescribed by law, these Bylaws, the Board of Directors and the Chief Executive Officer (if the President is not the Chief Executive Officer). If there is no Chairman of the Board, or in his absence or inability to act as the Chairman of the Board, the President shall preside at all meetings of stockholders, the Board of Directors and the Executive Committee. Unless the Board of Directors designates the Chairman of the Board or the Vice-Chairman of the Board as Chief Executive Officer, the President shall be the Chief Executive Officer, in which case he or she shall have such authority and perform such duties as are prescribed by these Bylaws and the Board of Directors for the office of Chief Executive Officer.

6.08 The Chief Executive Officer. Unless the Board of Directors designates the Chairman of the Board or the Vice-Chairman of the Board as Chief Executive Officer, the President shall be the Chief Executive Officer of the Corporation. Subject to the supervision and direction of the Board of Directors, the Chief Executive Officer of the Corporation shall have general supervision of the business, property and affairs of the Corporation, including the power to appoint and discharge agents and employees, and all powers vested in him or her by law, the Board of Directors, and these Bylaws, or which usually and customarily attach or pertain to the office of President.

6.09 The Chief Operating Officer. The Chief Operating Officer of the Corporation, if any, shall be responsible for all of the Corporation’s day-to-day administrative matters, and shall have all other powers vested in him or her by the Board of Directors or the President and these Bylaws.

6.10 The Chief Financial Officer. The Chief Financial Officer of the Corporation shall be responsible all of the Corporation’s financial matters and internal and external financial reporting. The Chief Financial Officer shall supervise the Treasurer and Controller of the Corporation.

6.11 Vice Presidents. Unless otherwise determined by the Board of Directors, one of the Vice Presidents shall, in the absence or inability of the President to act, perform the duties and exercise the powers of the President. The respective Vice Presidents shall perform such other duties and have such other powers as the Board of Directors shall prescribe.

6.12 Secretary. The Secretary shall attend all meetings of the Board of Directors and of the stockholders, record all the proceedings of the meetings of the Board of Directors and of the stockholders in a book to be kept for that purpose, and shall perform like duties for the standing committees when required. The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings as may be prescribed by the Board of Directors or the President. The Secretary shall keep in safe custody the seal of the Corporation, and, when authorized by the Board of Directors, affix the same to any instrument requiring it, which shall be attested by his signature or, in his absence or inability to act, by the signature of an Assistant Secretary, or the Treasurer acting as Assistant Secretary.

6.13 Assistant Secretaries. Unless otherwise determined by the Board of Directors, one or more Assistant Secretaries shall, in the absence or disability of the Secretary, perform the duties and exercise the powers of the Secretary. The Assistant Secretaries shall perform such other duties and have such other powers as the Board of Directors, the President or the Secretary may from time to time prescribe.

6.14 Treasurer. The Treasurer shall have the custody of the corporate funds and securities, shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation, and shall deposit all monies and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the President and the Board of Directors at its regular meetings, or at such other times as the Board of Directors so requires, an account of all his or her transactions as Treasurer, and of the financial condition of the Corporation. The Treasurer shall, in the absence or inability of the Secretary or any Assistant Secretary to act, perform the duties and exercise the powers of an Assistant Secretary. The Treasurer shall be under the supervision of the Chief Financial Officer.

6.15 Assistant Treasurers. Unless otherwise determined by the Board of Directors, the Assistant Treasurer shall, in the absence or disability of the Treasurer, perform the duties and exercise the powers of the Treasurer. The Assistant Treasurer shall perform such other duties and have such other powers as the Board of Directors, the President or the Treasurer may from time to time prescribe.

6.16 Controller. The Controller, if one is appointed, shall have supervision of the accounting practices of the Corporation and shall prescribe the duties and powers of any other accounting personnel of the Corporation. He shall cause to be maintained an adequate system of financial control through a program of budgets and interpretive reports. He shall initiate and enforce measures and procedures whereby the business of the Corporation shall be conducted with the maximum efficiency and economy. If required, he shall prepare a monthly report covering the operating results of the Corporation. The Controller shall be under the supervision of the Chief Financial Officer, if one is so designated, and he shall perform such other duties as may be prescribed by the Board of Directors, the President, or the Chief Financial Officer.

6.17 Assistant Controller. The Assistant Controller or Assistant Controllers shall assist the Controller, and in the absence of the Controller or in the event of his inability or refusal to act, the Assistant Controller (or, if there shall be more than one, the Assistant Controllers, in the order designated by the Board of Directors, or in the absence of any designation, then in the order of their appointment) shall perform the duties and exercise the powers of the Controller and perform such other duties and have such other powers as the Board of Directors, the President, or the Controller may from time to time prescribe.

6.18 Officer’s Bond. If required by the Board of Directors, any officer so required shall give the Corporation a bond (which shall be renewed as the Board of Directors may require) in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his or her office and for the restoration to the Corporation, in case of his or her death, resignation, retirement or removal from office, of any and all books, papers, vouchers, money and other property of whatever kind belonging to the Corporation which is in his or her possession or control.

ARTICLE VII

INDEMNIFICATION

7.01 Indemnification of Directors and Officers. The Corporation shall indemnify, to the fullest extent permitted by law and the Certificate of Incorporation, any person who was or is a party or is threatened to be made a party to or is involved in any manner (including as witness) in any threatened, pending or completed action, suit or proceeding, whether civil or criminal, administrative or investigative and whether formal or informal or external or internal to the Corporation by reason of the fact that he is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of any other Corporation, partnership, joint venture, trust or other enterprise, including service with respect to any employee benefit plan, whether the basis of such proceeding is alleged action in an official capacity as a director or officer or in any other capacity while holding the office of director or officer against expenses (including attorneys’ fees), judgments, fines, penalties and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

7.02 Indemnification of Others. The Corporation may, by resolution adopted by the Board of Directors, indemnify, to the fullest extent permitted by law and the Certificate of Incorporation, any person who was or is a party or is threatened to be made a party to or is involved in any manner (including as witness) in any threatened, pending or completed action, suit or proceeding, whether civil or criminal, administrative or investigative and whether formal or informal or external or internal to the Corporation by reason of the fact that he is or was an employee or agent of the Corporation, or is or was serving at the request of the Corporation as an employee or agent of any other Corporation, partnership, joint venture, trust or other enterprise, including service with respect to any employee benefit plan, against expenses (including attorneys’ fees), judgments, fines, penalties and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

7.03 Rights Not Exclusive; Survival of Rights. The indemnification and advancement of expenses or provided by or granted pursuant to the Certificate of Incorporation and this Article VII shall not be deemed exclusive of any other rights to which any person seeking indemnification or advancement of expenses may be entitled under any law, bylaw, agreement, vote of stockholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent of the Corporation and shall inure to the benefit of the heirs, executors, and administrators of such a person. Any repeal or modification of these bylaws or relevant provisions of the Delaware General Corporation Law and other applicable law, if any, shall not affect any then existing rights of any person entitled to indemnification or advancement of expenses.

7.04 Insurance. Upon resolution passed by the Board of Directors, the Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article VII or under the Certificate of Incorporation.

7.05 Mergers. For purposes of this Article VII, references to “the Corporation” shall include all constituent corporations absorbed in a consolidation or merger, as well as the resulting or surviving corporation, so that any person who is or was a director, officer, employee, or agent of such constituent corporation or is or was serving at the request of such constituent corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise shall stand in the same position under the provisions of this Article VII with respect to the resulting or surviving corporation as he would if he had served the resulting or surviving corporation in the same capacity.

ARTICLE VIII

CERTIFICATES FOR SHARES

8.01 Certificates Representing Shares and Fractions Thereof. The shares and fractions thereof of the Corporation may be represented by certificates signed by the President or a Vice President and the Secretary or an Assistant Secretary of the Corporation, and may be sealed with the seal of the Corporation or a facsimile thereof. Such signatures may be facsimiles if the certificate is countersigned by a transfer agent, or registered by a registrar, other than the Corporation itself or an employee of the Corporation. In case any officer who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer at the date of its issue.

Each certificate representing shares and fractions thereof shall include upon the face thereof:

i) the name of the Corporation,

ii) that the Corporation is organized under the laws of the State of Delaware,

iii) the name of the person, persons, entity or entities to whom issued,

iv) the number of shares and fractions thereof represented, and

v) the par or stated value of each share and fraction thereof,

and may include such other matters as the Board of Directors may from time to time direct, not inconsistent with law, the Certificate of Incorporation or these Bylaws.

8.02 Restriction on Transfer of Shares and Fractions Thereof. If any restriction on the transfer or registration of shares shall be imposed or agreed to by the Corporation, as permitted by law, the Certificate of Incorporation or these Bylaws, each certificate representing the shares so restricted (i) shall conspicuously set forth a full or summary statement of the restrictions on the face or back of the certificate; or (ii) if such restrictions exist pursuant to a specified document, shall conspicuously state on the face or back of the certificate that such a restriction exists pursuant to a specified document and that the Corporation will furnish to the record holder of the certificate without charge upon written request to the Corporation at its principal place of business or registered office a copy of the specified document, or if such document is one required or permitted to be and has been filed under applicable law, that such specified document is on file in the Office of the Secretary of State of Delaware and contains a full statement of such restriction.

8.03 Transfer of Shares and Fractions Thereof. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate, and record the transaction upon its books.

8.04 Lost, Stolen or Destroyed Certificates. The Board of Directors may direct a new certificate or certificates to be issued to any stockholder of record in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost, stolen or destroyed upon a sworn affidavit attesting to the facts and circumstances under which the certificate was lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors, in its discretion and as a condition precedent to the issuance thereof, may require the owner of such lost, stolen or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

8.05 Closing of Transfer Books and Fixing Record Date. For the purpose of determining stockholders (i) entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, (ii) entitled to receive payment of any dividend or other distribution, or (iii) for any other proper purpose, the Board of Directors may provide that the stock transfer books shall be closed for a stated period, in any event not to exceed sixty (60) days. If the stock transfer books shall be closed for the purpose of determining stockholders entitled to notice of or to vote at a meeting of stockholders, such books shall be closed for at least ten (10) days immediately preceding such meeting. In lieu of closing the stock transfer books, the Board of Directors may fix in advance a date as the record date for any such determination of stockholders, such date in any case to be not more than sixty (60) days and, in case of a meeting of stockholders, not less than ten (10) days prior to the date on which the particular action requiring such determination of stockholders is to be taken. If the stock transfer books are not closed and no record date is fixed for the determination of stockholders entitled to notice of or to vote at a meeting of stockholders, or stockholders entitled to receive payment of a dividend or other distribution, the date on which notice of the meeting is mailed or the date on which the resolution of the Board of Directors declaring such dividend or distribution is adopted, as the case may be, shall be the record date for such determination of stockholders. When a determination of stockholders entitled to vote at any meeting of stockholders has been made as provided in this Section 8.05, such determination shall apply to any adjournment thereof, except where the determination has been made through the closing of stock transfer books and the stated period of closing has expired.

8.06 Registered Stockholders. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and other distributions and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Delaware.

ARTICLE IX

GENERAL PROVISIONS

9.01 Dividends. Dividends upon the capital stock of the Corporation, if any, subject to the provisions of the Certificate of Incorporation, may be declared by the Board of Directors (but not any committee thereof) at any regular meeting, pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the Certificate of Incorporation.

9.02 Reserves. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in their absolute discretion, thinks proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose as the Board of Directors shall think conducive to the interest of the Corporation, and the Board of Directors may modify or abolish any such reserve in the manner in which it was created.

9.03 Annual Statement. The Board of Directors shall present at each annual meeting, or in the notice of such meeting, a full and clear statement of the business and condition of the Corporation.

9.04 Checks. All checks or demands for money and promissory notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time prescribe.

9.05 Fiscal Year. The fiscal year of the Corporation shall be as set forth in a resolution of the Board of Directors.

9.06 Corporate Seal. The Corporation may use a corporate seal and, if so used, such seal shall be circular in form and contain the name of the Corporation. If so used, the corporate seal shall be affixed and attached by the Secretary or an Assistant Secretary upon such instruments or documents as may be deemed appropriate, but the presence or absence of such seal on any instrument or document shall not affect its character or validity or legal effect in any respect.

9.07 Form of Records. Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account and minute books, may be kept on or in any computer recorded or electronic form, including, without limitation, computer records, disks, backup tapes, photographs, microphotographs or any other information storage device or media, provided that the records so kept can be converted into clearly legible form within a reasonable time. The Corporation shall convert to written record any documents or other records so kept upon the request of any person entitled to inspect the same.

9.08 Waiver of Notice. Whenever any notice is required to be given under the provisions of the Certificate of Incorporation or under the provisions of the General Corporation Law of the State of Delaware, waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Attendance of any person at a meeting for which any notice is required to be given under the provisions of these Bylaws, the Certificate of Incorporation or the General Corporation Law of the State of Delaware shall constitute a waiver of notice of such meeting except when the person attends for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

9.09 Certificate of Incorporation. As used in these Bylaws, “Certificate of Incorporation” shall include any Certificate of Designation of Preferred Stock which may be filed from time to time by the Corporation.

ARTICLE X

AMENDMENTS

The power to alter, amend, or repeal these Bylaws or adopt new Bylaws, subject to repeal or change by action of the stockholders, is vested in the Board of Directors. Thus, these Bylaws may be altered, amended, or repealed or new Bylaws adopted at any regular or special meeting of the Board of Directors by the affirmative vote of at least sixty-six and two-thirds percent (66 2/3%) of the total number of members of the Board of Directors, subject to repeal or change by the vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the Corporation’s outstanding shares of common stock, provided that in the notice of such meeting of stockholders notice of such purpose shall be given. The Bylaws may contain any provision for the regulation and management of the affairs of the Corporation not inconsistent with law or the Certificate of Incorporation.